UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019
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Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-38850 (Commission File Number)	20-0904604 (I.R.S. Employer Identification Number)
100 Twin River Road Lincoln, Rhode Island 02865 (Address and zip code of principal executive offices)
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
Twin River Worldwide Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) at Twin River Casino Hotel on June 10, 2019. There were 41,093,353 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 36,389,315 were present or represented by proxy. The Company’s shareholders voted on two proposals at the Annual Meeting. The results of voting on the two proposals, including final voting tabulations, are set forth below.

Proposal 1 - Election of Directors

The shareholders elected Soohyung Kim and John E. Taylor, Jr. to serve as directors for a term of three years.

	For	Withheld	Broker Non-Votes
Soohyung Kim	21,443,878	11,323,077	3,622,360
John E. Taylor, Jr.	21,434,927	11,332,028	3,622,360

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
35,015,889	1,367,049	6,377	—

Item 7.01.    Regulation FD Disclosure.

On June 14, 2019, the Company filed a registration statement for a possible underwritten secondary offering of the Company’s common stock by shareholders that contains unaudited pro forma condensed combined financial information not previously disclosed by the Company. This information is attached hereto as Exhibit 99.3.
The information contained under Item 7.01 and in Exhibit 99.3 to this report is furnished and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 8.01.    Other Events.
On June 14, 2019, the Company published press releases announcing (1) the Company’s Board of Directors approved a capital return program under which the Company may expend a total of up to $250 million for a stock repurchase program and payment of dividends and its Board of Directors approved a quarterly cash dividend in the amount of $0.10 per share, payable on July 23, 2019 to shareholders of record as of July 9, 2019, and (2) the filing of a registration statement for a possible underwritten secondary offering of the Company’s common stock by its shareholders. The press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Twin River Worldwide Holdings, Inc. Capital Return Program and Quarterly Cash Dividend
99.2	Press Release of Twin River Worldwide Holdings, Inc. Registration Statement
99.3
Unaudited Pro Forma Condensed Combined Statements of Income of Twin River Worldwide Holdings, Inc. for the three months ended March 31, 2019 and the year ended December 31, 2018 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: June 14, 2019